UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

                              --------------------

         Date of Report (Date of earliest event reported): March 7, 2007

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                        GYRODYNE COMPANY OF AMERICA, INC.
                        ---------------------------------
             (Exact name of Registrant as Specified in its Charter)

           New York                  000-01684                 1-1688021
           --------                  ---------                 ---------
(State or Other Jurisdiction      (Commission File         (I.R.S. Employer
      of Incorporation)                Number)            Identification No.)


                                  1 FLOWERFIELD
                                    SUITE 24
                            ST. JAMES, NEW YORK 11780
                            -------------------------
                         (Address of principal executive
                               offices) (Zip Code)

                                 (631) 584-5400
                            -------------------------
                         Registrant's telephone number,
                               including area code

                                       N/A
                            -------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 7, 2007, the Board of Directors of Gyrodyne Company of America, Inc. (the "Company") adopted a resolution amending Section 702 of its Bylaws (effective February 28, 2007), thereby changing the Company's fiscal year to begin on the 1st day of January in each year and to end on the 31st day of December in each year. Prior to this amendment, the Company's fiscal year began on the 1st day of May in each year and ended on the 30th day of April in each year.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

     Exhibit No.           Description
     -----------           -----------
     3.1                   Text of Amendment to Bylaws

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      GYRODYNE COMPANY OF AMERICA, INC.


                                      By: /s/ Stephen V. Maroney
                                      --------------------------------------
                                      Stephen V. Maroney
                                      President, Chief Executive Officer and
                                      Treasurer

                                      Date: March 13, 2007